UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 12, 2010

Tessera Technologies, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50460	16-1620029
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3025 Orchard Parkway

San Jose, California 95134

(Address of Principal Executive Offices)

(408) 321-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 12, 2010, at the Annual Meeting of Stockholders of Tessera Technologies, Inc. (“Tessera” or the “Company”), Tessera’s stockholders approved the Fifth Amended and Restated 2003 Equity Incentive Plan (the “2003 Plan”).

A description of the material terms of the 2003 Plan was included in the Company’s Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on April 1, 2010 and incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 12, 2010 and effective as of such date, Tessera’s Board of Directors approved an amendment to the Company’s Amended and Restated Bylaws to change the size of the Company’s Board of Directors to seven (7) persons. Tessera’s Bylaws previously provided that the Board of Directors consists of eight (8) persons.

The preceding discussion of Tessera’s amendment to its Amended and Restated Bylaws is qualified in its entirety by the text of the amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 12, 2010 in San Jose, California. The results of the matters voted on by the stockholders are set forth immediately below.

Proposal 1

To elect seven (7) members of the Board of Directors to hold office until the next annual meeting or until their successors are duly elected and qualified:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Robert J. Boehlke	35,843,924	4,271,136	5,389,803
Nicholas E. Brathwaite	39,603,352	511,708	5,389,803
John B. Goodrich	37,310,186	2,804,874	5,389,803
Bruce M. McWilliams, Ph.D.	39,183,853	931,207	5,389,803
David C. Nagel, Ph.D.	37,313,489	2,801,571	5,389,803
Henry R. Nothhaft	38,995,614	1,119,446	5,389,803
Robert A. Young, Ph.D.	39,311,416	803,644	5,389,803

Proposal 2

To approve the Company’s Fifth Amended and Restated 2003 Equity Incentive Plan:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
25,815,627	12,989,731	1,309,702	5,389,803

Proposal 3

To ratify the appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm of the Company for its fiscal year ending December 31, 2010:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
45,137,652	344,660	22,551	—

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1	First Amendment to the Amended and Restated Bylaws, dated May 12, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2010	TESSERA TECHNOLOGIES, INC.

	By:	/S/ MICHAEL ANTHOFER
	Name:	Michael Anthofer
	Title:	Executive Vice President and Chief Financial Officer